Exhibit 99.1

Contact:	Donald H. Anderson, President/CEO Randall J. Larson, Executive Vice President/CFO 303-626-8200

TRANSMONTAIGNE INC. ANNOUNCES RESULTS FOR THE THREE AND NINE MONTHS ENDED MARCH 31, 2006 AND SCHEDULES CONFERENCE CALL

Tuesday, May 9, 2006	Immediate Release

Denver, Colorado—TransMontaigne Inc. (NYSE:TMG) today announced its financial results for the fiscal third quarter, which resulted in net earnings of $25.7 million, or earnings of $0.50 per share, compared with net income of $47.1 million, and earnings of $0.92 per share for the comparable quarter in 2005. For the nine months ended March 31, 2006 the Company reported net earnings of $11.4 million, or earnings of $0.22 per share, compared with $55.1 million in net earnings, and earnings of $1.08 per share, during the comparable period in 2005.

During the third quarter, wholesale petroleum product prices increased from $1.70 per gallon to $1.86 per gallon. This significant increase in value contributed to an inventory procurement and management gain of $38.7 million, net of hedging costs.

Highlights for the quarter include:

•        Supply, distribution and marketing revenues of $2.4 billion resulted in net margins of $49.1 million, which includes the $38.7 million gain in inventory procurement and management and a $1.9 million charge due to FIFO inventory adjustments.

•            Light oil marketing margins were $7.4 million, compared to $5.0 million for the comparable quarter in 2005. During the quarter, the wholesale value of product at our Southeast terminals approximated the cost of the product at the tailgate of the refineries plus the cost of transportation to our terminals, which resulted in breakeven marketing results at the Southeast terminals.

•            Radcliff/Economy Marine Services, Inc. (“Radcliff”) acquired August 1, 2005, contributed $1.0 million in marketing margins during the quarter.

•        Terminal, pipelines, and tugs and barges generated $12.5 million in net margins, compared to $13.8 million for the comparable quarter in 2005.

•            During the quarter, we entered into a new seven-year terminaling services agreement with a subsidiary of Valero Energy Corporation regarding approximately 1.0 million barrels of gasoline and distillate storage capacity throughout our River terminal facilities. The terminaling services agreement became effective April 1, 2006. During the quarter, we incurred approximately $1.8 million in repairs and maintenance at our River terminal facilities in preparation for the commencement of the Valero terminaling services agreement.

•            Radcliff contributed $0.7 million of terminaling margins during the quarter.

1670 Broadway • Suite 3100 • Denver, CO 80202 • 303-626-8200 (phone) • 303-626-8228 (fax)

Mailing Address:  • P. O. Box 5660 • Denver, CO 80217-5660

www.transmontaigne.com

•        Selling general and administrative expenses increased by $2.2 million compared to the comparable quarter in 2005 due principally to Radcliff accounting for $0.3 million and TransMontaigne Partners’ incremental General and Administrative Costs of $1.1 million.

•        TransMontaigne Inc. has announced that its Board of Directors has authorized management to meet with representatives of Morgan Stanley Capital Group Inc. to negotiate a definitive merger agreement in accordance with the terms of Morgan Stanley’s letter to TransMontaigne dated April 26, 2006, in which Morgan Stanley offered to acquire all of the outstanding capital stock of TransMontaigne Inc. for cash consideration of $10.50 per common share. As previously announced, on March 27, 2006, TransMontaigne entered into a merger agreement with SemGroup, L.P. and certain of its affiliated entities providing for the acquisition by SemGroup of all of the outstanding capital stock of TransMontaigne for cash consideration of $9.75 per common share. On May 8, 2006, we announced that our Board of Directors is prepared to accept the terms of a definitive merger agreement with Morgan Stanley under which Morgan Stanley will acquire all of our outstanding capital stock for cash consideration of $10.50 per share. SemGroup has until the close of business on Thursday, May 11, 2006, to provide our Board of Directors with a revised merger agreement that our Board of Directors determines is at least as favorable to our stockholders as the Morgan Stanley merger agreement. Until such time as TransMontaigne executes an agreement with Morgan Stanley, the merger agreement between TransMontaigne and SemGroup remains in effect.

Donald H. Anderson, Chief Executive Officer said, “Increases in both crude oil prices and refinery margins (crack spreads) once again moved wholesale gasoline prices to higher levels. These higher prices encourage the rapid liquidation of refined product inventory which has the tendency to lower light oil marketing margins (net backs) throughout our pipeline supplied Southeast terminaling network. As has been previously reported, the Company has received two competing offers for 100% of the Company’s common stock. The Company’s Board is continuing to evaluate both offers.”

CONFERENCE CALL

TransMontaigne Inc. also announced that it has scheduled a conference call for Thursday, May 11, 2006 at 3:30 p.m. (MDT) regarding the above information. Analysts, investors and other interested parties are invited to listen to management’s presentation of the Company’s results and supplemental financial information by accessing the call as follows:

(888) 400-7916

Ask For:  TransMontaigne Inc.

A playback of the conference call will be available from 7:00 p.m. (MDT) on Thursday, May 11, 2006 until 11:59 p.m. (MDT) on Thursday, May 18, 2006 by calling:

USA:  800-475-6701

International:  320-365-3844

Access Code:   828139

The following selected financial information is extracted from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006, which was filed today with the Securities and Exchange Commission.

TRANSMONTAIGNE INC. AND SUBSIDIARIES

(000s, except per share data)

	Three Months Ended
	March 31, 2006	March 31, 2005
Income Statement Data
Revenues	$2,456,697	$2,169,441
Net margins:
Supply, distribution and marketing	49,111	84,473
Terminals, pipelines, and tugs and barges	12,474	13,807
Operating income	51,437	85,114
Earnings before income taxes	44,024	78,442
Net earnings	25,724	47,065
Net earnings attributable to common stockholders	24,204	36,721
Net earnings per common share—basic	0.50	0.92

Cash Flow Activities
Net cash provided by operating activities	$12,442	$255,101
Net cash provided by (used in) investing activities	(2,682)	5,446
Net cash (used in) financing activities	(13,365)	(248,639)

	March 31, 2006	June 30, 2005
Balance Sheet Data
Working capital	$321,116	$319,636
Long-term debt	245,508	228,307
Non-controlling interests in TransMontaigne Partners	82,566	81,440
Series B redeemable convertible preferred stock	20,608	49,249
Common stockholders’ equity	367,020	326,484

Selected income statement data is as follows (in thousands):

	Three Months Ended
	March 31, 2006	March 31, 2005
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$7,395	$5,655
Brownsville facilities	1,644	1,230
Southeast facilities	3,765	5,442
River facilities	(835)	1,145
Other	505	335
Margins	12,474	13,807
Marketing:
Light oils—marketing margins:
TransMontaigne Partners L.P. facilities	5,231	1,666
Southeast facilities	187	2,744
River facilities	1,170	525
Other	800	60
Light oil margins	7,388	4,995
Heavy oils—marketing margins	2,445	2,980
Supply chain management services margins	2,469	6,067
Margins	12,302	14,042
Total margins	24,776	27,849
Selling, general and administrative expenses	(12,142)	(9,885)
Total margins less S, G & A expenses	12,634	17,964

Inventory procurement and management:
(Losses) from risk management of light oil volumes to be liquidated upon commencement of MSCG product supply agreement	—	(181)
Increase in value of light oil volumes nominated under the MSCG product supply agreement prior to receipt of the product at our terminals	24,314	36,632
Increase in value of base operating inventory	13,967	39,871
(Losses) from risk management of base operating inventory and light oil volumes nominated under the MSCG product supply agreement	(7,409)	—
Storage fees for light oil tank capacity	(457)	(857)
Other financial and costing variances, net	8,268	6,286
Trading activities, net	—	—
Inventory procurement and management	38,683	81,751

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	13,567	10,210
Gains deferred on ending inventories—discretionary volumes	(15,441)	(21,530)
Inventory adjustments	(1,874)	(11,320)

Merger related expenses	(1,350)	—
Depreciation and amortization	(7,273)	(6,274)
Gain on disposition of assets, net	10,617	2,993
Operating income	$51,437	$85,114

Selected income statement data for each of the quarters in the year ending June 30, 2006, is summarized below (in thousands):

	Three Months Ended				Year Ended June 30, 2006
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$6,993	$7,666	$7,395	—	$22,054
Brownsville facilities	1,398	1,425	1,644	—	4,467
Southeast facilities	3,292	4,324	3,765	—	11,381
River facilities	40	583	(835)	—	(212)
Other	(1,194)	896	505	—	207
Margins	10,529	14,894	12,474	—	37,897
Marketing:
Light oils—marketing margins (deficiencies):
TransMontaigne Partners L.P. facilities	9,258	5,915	5,231	—	20,404
Southeast facilities	(16,714)	4,630	187	—	(11,897)
River facilities	1,024	1,670	1,170	—	3,864
Other	(1,148)	777	800	—	429
Light oil margins	(7,580)	12,992	7,388	—	12,800
Heavy oils—marketing margins	3,460	7,349	2,445	—	13,254
Supply chain management services margins	1,180	(191)	2,469	—	3,458
Margins (deficiencies)	(2,940)	20,150	12,302	—	29,512
Total margins	7,589	35,044	24,776	—	67,409
Selling, general and administrative expenses	(11,554)	(13,354)	(12,142)	—	(37,050)
Total margins (deficiencies) less S, G & A expenses	(3,965)	21,690	12,634	—	30,359

Inventory procurement and management:
Increase (decrease) in value of light oil volumes nominated under the MSCG product supply agreement prior to the receipt of product at our terminals	79,084	(51,678)	24,314	—	51,720
Increase (decrease) in value of base operating inventory	46,424	(29,394)	13,967	—	30,997
Gains (losses) from risk management of base operating inventory and light oil volumes nominated under the MSCG product supply agreement	(28,755)	27,095	(7,409)	—	(9,069)
Storage fees for light oil tank capacity	(457)	(457)	(457)	—	(1,371)
Other financial and costing variances, net	(28,654)	(11,498)	8,268	—	(31,884)
Trading activities, net	—	—	—	—	—
Inventory procurement and management	67,642	(65,932)	38,683	—	40,393

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	2,369	18,452	13,567	—	2,369
Gains deferred on ending inventories—discretionary volumes	(18,452)	(13,567)	(15,441)	—	(15,441)
Inventory adjustments	(16,083)	4,885	(1,874)	—	(13,072)

Merger related expenses	—	—	(1,350)	—	(1,350)
Depreciation and amortization	(6,581)	(6,849)	(7,273)	—	(20,703)
Gain on disposition of assets, net	1,118	67	10,617	—	11,802
Operating income (loss)	$42,131	$(46,139)	$51,437	—	$47,429

Selected income statement data for each of the quarters in the year ended June 30, 2005, is summarized below (in thousands):

	Three Months Ended				Year Ended June 30, 2005
	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$4,306	$4,313	$5,655	$5,977	$20,251
Brownsville facilities	850	1,204	1,230	1,249	4,533
Southeast facilities	5,011	5,798	5,442	4,254	20,505
River facilities	651	302	1,145	747	2,845
Other	1,247	451	335	(184)	1,849
Margins	12,065	12,068	13,807	12,043	49,983
Marketing:
Light oils—marketing margins:
TransMontaigne Partners L.P. facilities	2,700	4,246	1,666	1,322	9,934
Southeast facilities	993	7,603	2,744	2,849	14,189
River facilities	759	759	525	791	2,834
Other	36	136	60	79	311
Light oil margins	4,488	12,744	4,995	5,041	27,268
Heavy oils—marketing margins	2,570	5,406	2,980	2,164	13,120
Supply chain management services margins	3,040	3,608	6,067	783	13,498
Margins	10,098	21,758	14,042	7,988	53,886
Total margins	22,163	33,826	27,849	20,031	103,869
Selling, general and administrative expenses	(10,433)	(11,802)	(9,885)	(10,729)	(42,849)
Total margins less S, G & A expenses	11,730	22,024	17,964	9,302	61,020

Inventory procurement and management:
Gains (losses) from risk management of light oil volumes to be liquidated upon commencement of MSCG product supply agreement	—	9,618	(181)	—	9,437
Increase (decrease) in value of light oil volumes nominated under the MSCG product supply agreement prior to the receipt of product at our terminals	—	—	36,632	(9,497)	27,135
Increase (decrease) in value of base operating inventory	39,956	(36,847)	39,871	(4,408)	38,572
Gains from risk management of base operating inventory and light oil volumes nominated under the MSCG product supply agreement	—	—	—	5,154	5,154
Storage fees for light oil tank capacity	(2,245)	(2,200)	(857)	(395)	(5,697)
Other financial and costing variances, net	(2,204)	12,232	6,286	(4,241)	12,073
Trading activities, net	(1,003)	1,031	—	—	28
Inventory procurement and management	34,504	(16,166)	81,751	(13,387)	86,702

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	3,712	24,158	10,210	21,530	3,712
Gains deferred on ending inventories—discretionary volumes	(24,158)	(10,210)	(21,530)	(2,369)	(2,369)
Inventory adjustments	(20,446)	13,948	(11,320)	19,161	1,343

Depreciation and amortization	(5,807)	(5,727)	(6,274)	(6,407)	(24,215)
Gain (loss) on disposition of assets, net	(3,599)	—	2,993	735	129
Operating income	$16,382	$14,079	$85,114	$9,404	$124,979

Selected income statement data for each of the quarters in the year ended June 30, 2004, is summarized below (in thousands):

	Three Months Ended				Year Ended June 30, 2004
	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004
Terminals, pipelines, tugs and barges:
TransMontaigne Partners L.P. facilities	$4,875	$4,941	$4,923	$4,885	$19,624
Brownsville facilities	617	798	861	1,067	3,343
Southeast facilities	4,971	4,805	4,722	3,848	18,346
River facilities	1,396	965	605	585	3,551
Other	1,178	2,160	476	429	4,243
Margins	13,037	13,669	11,587	10,814	49,107
Marketing:
Light oils—marketing margins (deficiencies):
TransMontaigne Partners L.P. facilities	$803	$958	$3,548	$5,137	$10,446
Southeast facilities	(861)	2,670	4,128	3,100	9,037
River facilities	1,237	828	1,078	2,025	5,168
Other	902	1,234	2,037	1,656	5,829
Light oil margins	2,081	5,690	10,791	11,918	30,480
Heavy oils—marketing margins	1,440	3,424	5,416	3,376	13,656
Supply chain management services margins	2,351	4,070	2,783	(580)	8,624
Margins	5,872	13,184	18,990	14,714	52,760
Total margins	18,909	26,853	30,577	25,528	101,867
Selling, general and administrative expenses	(9,525)	(10,157)	(10,452)	(7,398)	(37,532)
Total margins less S, G & A expenses	9,384	16,696	20,125	18,130	64,335

Inventory procurement and management:
Increase (decrease) in value of base operating inventory	(3,994)	12,573	18,723	3,303	30,605
Storage fees for light oil tank capacity	(2,522)	(2,495)	(2,385)	(2,309)	(9,711)
Other financial and costing variances, net	6,133	5,135	(2,067)	(15,694)	(6,493)
Trading activities, net	2,131	457	(2,582)	(829)	(823)
Inventory procurement and management	1,748	15,670	11,689	(15,529)	13,578

Inventory adjustments:
Gains recognized on beginning inventories—discretionary volumes	10,176	5,242	24,984	12,911	10,176
Gains deferred on ending inventories—discretionary volumes	(5,242)	(24,984)	(12,911)	(3,712)	(3,712)
Inventory adjustments	4,934	(19,742)	12,073	9,199	6,464

Depreciation and amortization	(5,537)	(5,932)	(5,738)	(5,808)	(23,015)
Lower of cost or market write-downs on product linefill and tank bottom volumes	(32)	(17)	(11)	—	(60)
(Loss) on disposition of assets, net	—	(805)	—	(173)	(978)
Operating income	$10,497	$5,870	$38,138	$5,819	$60,324

Our light oil marketing volumes in average barrels per day for each of the quarters in the years ended June 30, 2006, 2005 and 2004 are as follows:

	Three Months Ended				Year Ending June 30, 2006
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006
Light oils—marketing volumes:
TransMontaigne Partners’ facilities	84,838	90,126	92,073	—	89,012
Southeast facilities	137,586	126,015	117,744	—	127,115
River facilities	10,592	7,697	8,748	—	9,012
Other	18,803	15,347	23,502	—	19,218
	251,819	239,185	242,067	—	244,357

	Three Months Ended				Year Ended June 30, 2005
	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005
Light oils—marketing volumes:
TransMontaigne Partners’ facilities	63,256	59,565	68,725	72,297	65,961
Southeast facilities	142,928	131,418	143,751	146,395	141,123
River facilities	9,800	9,800	7,091	11,816	9,627
Other	38,104	21,875	19,901	17,369	24,312
	254,088	222,658	239,468	247,877	241,023

	Three Months Ended				Year Ended June 30, 2004
	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004
Light oils—marketing volumes:
TransMontaigne Partners’ facilities	62,392	65,456	70,108	71,117	67,268
Southeast facilities	161,070	157,366	164,297	160,209	160,736
River facilities	22,498	16,372	16,072	20,469	18,853
Other	54,459	44,750	50,367	46,748	49,081
	300,419	283,944	300,844	298,543	295,938

Our light oil marketing margins in points ($0.0001) per gallon for each of the quarters in the years ended June 30, 2006, 2005 and 2004 are as follows:

	Three Months Ended				Year Ending June 30, 2006
	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006
Light oils—marketing margins:
TransMontaigne Partners’ facilities	282	170	150	—	199
Southeast facilities	(314)	95	4	—	(81)
River facilities	250	561	354	—	372
Other	(158)	131	90	—	19
All facilities—weighted average	(78)	141	81	—	45

	Three Months Ended				Year Ended June 30, 2005
	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005
Light oils—marketing margins:
TransMontaigne Partners’ facilities	110	184	64	48	98
Southeast facilities	18	150	51	51	66
River facilities	200	200	196	175	192
Other	2	16	8	12	8
All facilities—weighted average	46	148	55	53	74

	Three Months Ended				Year Ended June 30, 2004
	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004
Light oils—marketing margins:
TransMontaigne Partners’ facilities	33	38	132	189	101
Southeast facilities	(14)	44	66	51	37
River facilities	142	131	176	259	178
Other	43	71	106	93	77
All facilities—weighted average	18	52	95	104	67

TransMontaigne Inc. is a refined petroleum products marketing and distribution company based in Denver, Colorado with operations in the United States, primarily in the Gulf Coast, Florida, East Coast and Midwest regions. The Company’s principal activities consist of (i) terminal, pipeline, tug and barge operations, (ii) marketing and distribution, (iii) supply chain management services and (iv) managing the activities of TransMontaigne Partners L.P. The Company’s customers include refiners, wholesalers, distributors, marketers, and industrial and commercial end-users of refined petroleum products. Corporate news and additional information about TransMontaigne Inc. is available on the Company’s web site: www.transmontaigne.com

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward- looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

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